PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 22, 2022
to Prospectuses and Updating Summary Prospectuses dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement describes changes to the variable investment options available through your Annuity and updates other information in the prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Portfolios Mergers:
Subject to shareholder approval, the following Target Portfolios will be merged into the following Acquiring Portfolios on or about the effective dates (the “Effective Dates”), as noted below. As of the Effective Date, all references to the Target Portfolios will be replaced with the corresponding Acquiring Portfolio, respectively.

Effective Dates	Target Portfolios	Acquiring Portfolios
January 23, 2023	AST Cohen & Steers Global Realty Portfolio	AST Cohen & Steers Realty Portfolio
January 23, 2023	AST BlackRock Global Strategies Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
February 27, 2023	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Balanced Asset Allocation Portfolio
February 27, 2023	AST BlackRock 80/20 Target Allocation ETF Portfolio AST MFS Growth Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio
February 27, 2023	AST American Funds Growth Allocation Portfolio AST Wellington Management Hedged Equity Portfolio	AST Prudential Growth Allocation Portfolio
February 27, 2023	AST Franklin 85/15 Diversified Allocation Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
February 27, 2023	AST Prudential Flexible Multi-Strategy Portfolio AST T. Rowe Price Diversified Real Growth Portfolio	PSF PGIM Flexible Managed Portfolio – Class III
March 13, 2023	AST Western Asset Emerging Markets Debt Portfolio	AST Global Bond Portfolio
March 13, 2023	AST International Value Portfolio AST J.P. Morgan International Equity Portfolio AST QMA International Core Equity Portfolio	AST International Equity Portfolio (formerly AST International Growth Portfolio)
For each of the mergers listed above, on the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in each of the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Transfers occurring within 60 days prior to the Effective Date of each merger will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date of each merger, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Dates noted above, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

GENPRODSUP20

AST International Growth Portfolio - Portfolio Name Change and Subadviser Changes:
Contingent on shareholder approval of the mergers listed above, effective on or about March 13, 2023 (the "Effective Date") all references to AST International Growth Portfolio will be changed to AST International Equity Portfolio.

Current Portfolio Name	New Portfolio Name
AST International Growth Portfolio	AST International Equity Portfolio
Additionally, on the Effective Date, Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC will be replaced with J.P. Morgan Investment Management Inc., LSV Asset Management, Massachusetts Financial Services Company, and PGIM Quantitative Solutions LLC as subadvisers to the Portfolio.
AST Academic Strategies Asset Allocation Portfolio - Subadviser Change:
Effective December 12, 2022, First Quadrant, LLC was replaced with Systematica Investments Limited.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

GENPRODSUP20